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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       September 15, 1998
                                                --------------------------------

                          Biozhem Cosmeceuticals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Texas
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                (State or Other Jurisdiction of  Incorporation)

        1-14725                                           76-0118305
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         32240 Paseo Adelanto  Suite A      San Juan Capistrano, CA.  92675
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     (Address of Principal Executive Officers)                      (Zip Code)

                              (949) 488-2184
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              (Registrant's Telephone Number, Including Area Code)

                         Entourage International, Inc.
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        (Former Name or Former Address, if Changed Since Last Reported)
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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
           ----------------------------------------------

          On September 15, 1998, Biozhem Cosmeceuticals, Inc. ( the "Company" ) received the written resignation of Ernst & Young LLP ( "E&Y" ) as the Company's independent auditors. E&Y has informed the Company that due to the Company's current size, which it is not consistent with E&Y's client base, it is not economically feasible for them to continue the independent auditor relationship.

          In connection with the audits of the two most recent fiscal years ended September 30, 1996 and September 30, 1997 and through the subsequent period ended September 15, 1998, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

          E&Y's auditors' report on the consolidated financial statements of Entourage International, Inc. as of and for the years ended September 30, 1996 and 1997, contained a separate paragraph stating that "the Company's recurring operating losses and working capital and stockholders' equity deficiencies raise substantial doubt about its ability to continue as a going concern. Management's plans as to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." This was the only modification matter in E&Y's reports for the last two fiscal years.

          As of October 30,1998, the Company engaged the firm of Corbin & Wertz as the Company's independent auditors.

          During the two most recent fiscal years ended September 30, 1997 and through the subsequent period ended October 30, 1998, the Company has not consulted with Corbin & Wertz regarding the application of an accounting principle or the type of audit opinion that might be rendered. Corbin & Wertz has had the opportunity to review the disclosure herein and has indicated that they are in agreement with such information.


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------
           (a)   not applicable
           (b)   not applicable
           (c)   Exhibit:
                    (1) Letter from E&Y to the Securities and Exchange
                        Commission dated September 15, 1998.

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September 15, 1998

Securities and Exchange Commission
450 Fifth Street NW
Washington,  DC 20549

Gentlemen:

We have read Item 4 of Form 8K/A dated September 15, 1998 of Biozhem Cosmeceuticals, Inc. formerly Entourage International, Inc. and are in agreement with the statements contained therein.


Very truly yours,
/s/ Ernst & Young LLP
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIOZHEM COSMECEUTICALS, INC.



Date:  November 9, 1998               By:  /s/ John C. Riemann
     --------------------                 -----------------------------
                                           John C. Riemann, President